Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz
                                                                       Entity #
                                                                  E0353252006-5
                                                                Document Number
                                                                 20060300607-34

                                                                    Date Filed:
                                                           5/11/2006 11:51:47 AM
                                                               In the office of
                                                                /s/ Dean Heller
                                                                    Dean Heller
                                                             Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            MINHAS ENERGY CONSULTANTS, INC.

2. Resident Agent Name &
   Street Address:                 THE CORPORATE PLACE, INC.
                                   823 SOUTH SIXTH STREET, SUITE 100
                                   LAS VEGAS, NEVADA 89101

3. Shares:                         Number of Shares with par value: 100,000,000
                                   Par value: $.001
                                   Number of Shares with par value:

4. Name & Address of Board
   Of Directors/Trustees:          1. MANMOHAN SINGH MINHAS
                                      823 SOUTH SIXTH STREET, SUITE 100
                                      LAS VEGAS, NEVADA 89101

                                   2. ROVINDER SINGH MINHAS
                                      823 SOUTH SIXTH STREET, SUITE 100
                                      LAS VEGAS, NEVADA 89101

5. Purpose:


6. Name, Address & Signature
   Of Incorporator:                CHASITY THOMPSON        /s/  Chasity Thompson
                                   823 SOUTH SIXTH STREET, SUITE 100
                                   LAS VEGAS, NEVADA 89101

7. Certificate of Acceptance       I hereby accept appointment as Resident Agent
   Of Appointment of Resident      for the above named corporation.
   Agent:
                                   /s/ Jeniale Carlson              5/11/06
                                   Authorized Signature of R.A.        Date